Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,555.95
Total Transaction Valuation	25,749,126.44
Total Offset Amount	0.00
Net Fee	$ 3,555.95